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                        EXHIBIT (2)

           LIST OF SUBSIDIARIES AND AFFILIATES OF
          GENERAL AMERICAN LIFE INSURANCE COMPANY
                   AS OF FEBRUARY 1, 1999


General American Mutual Holding Company:  a mutual holding company.
---------------------------------------
   GenAmerica Corporation:  formed to hold all of the stock of
   ----------------------
   General American Life Insurance Company.
        Walnut Street Securities, Inc.:  wholly-owned, third-tier
        ------------------------------
        subsidiary engaged in the process of selling variable life insurance and variable annuities and other securities.
             Walnut Street Advisers, Inc.:  wholly-owned subsidiary
             ----------------------------
             of Walnut Street Securities engaged in the business of giving investment advice.
             WSS Insurance Agencies (Alabama, Massachusetts, Ohio,
             -----------------------------------------------------
             Texas), Inc.:  formed to act as insurance agencies.
             ------------
        Collaborative Strategies, Inc.:  wholly-owned business
        ------------------------------
        management consulting company.
        GenAmerica Capital I:  Wholly-owned Delaware trust formed
        --------------------
        for the purpose of issuing securities as an investment vehicle for GenAmerica Corporation.
        Missouri Reinsurance (Barbados), Inc.:  wholly-owned
        -------------------------------------
        Barbados exempt life, accident and health reinsurance company.

        NaviSys Incorporated:  wholly-owned holding company formed
        --------------------
        to hold NaviSys Insurance Solutions, Inc., NaviSys Illustration Solutions, Inc., and NaviSys Enterprise Solutions, Inc.
             NaviSys Enterprise Solutions, Inc. (fka Beacon
             ----------------------------------------------
             Software Development Company, Inc.):  80% owned by
             -----------------------------------
             NaviSys Incorporated. New Jersey corporation providing enterprise life administration software. NaviSys Illustration Solutions, Inc. (fka ECTA
             ----------------------------------------------
             Corporation):  100% owned by NaviSys Incorporated.
             ------------
             Pennsylvania corporation providing sales illustration software.

        General American Life Insurance Company:  an insurance
        ---------------------------------------
        company selling life and health insurance and pensions.
             Cova Corporation:  wholly-owned subsidiary formed to
             ----------------
             own the former Xerox Life companies.
                  Cova Financial Services Life Insurance Company:
                  ----------------------------------------------
                  wholly-owned by Cova Corporation, engaged in the business of selling annuities and life insurance.
                       First Cova Life Insurance Company:
                       ---------------------------------
                       wholly-owned by Cova Financial Services
                       Life Insurance Company, engaged in the
                       sale of life insurance in New York.

                  Cova Financial Life Insurance Company:  wholly-
                  -------------------------------------
                  owned by Cova Corporation, engaged in the sale of life insurance and annuities in California.

                  Cova Life Management Company:  wholly-owned by
                  ----------------------------
                  Cova Corporation. Employer of the individuals operating the Cova companies.

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                       Cova Investment Advisory Corporation:
                       ------------------------------------
                       wholly-owned by Cova Life Management
                       Company.  Intended to provide investment
                       advice to Cova Life insureds and annuity
                       owners.
                       Cova Investment Allocation Corporation:
                       --------------------------------------
                       wholly-owned by Cova Life Management
                       Company.  Intended to provide advice on
                       allocation of premiums to Cova Life
                       insureds and annuity owners.
                       Cova Life Sales Company:  wholly-owned by
                       -----------------------
                       Cova Life Management Company.  Broker-
                       dealer established to supervise sales of
                       Cova Life contracts.
                       Cova Life Administration Services Company:
                       -----------------------------------------
                       49% owned by Cova Life Management Company.
                       Provides administrative services for Cova
                       annuities.  (51% owned by Genelco
                       Incorporated.)
             General Life Insurance Company:  wholly-owned
             ------------------------------
             subsidiary, domiciled in Texas, engaged in the business of selling life insurance and annuities.
                  General Life Insurance Company of America:
                  -----------------------------------------
                  wholly-owned subsidiary, domiciled in Illinois, engaged in the business of selling life insurance and annuities.
             Paragon Life Insurance Company:  wholly-owned
             ------------------------------
             subsidiary engaged in employer sponsored sales of life
             insurance.
             Equity Intermediary Company:  wholly-owned subsidiary
             ---------------------------
             holding company formed to own stock in subsidiaries.
                  Reinsurance Group of America, Incorporated:
                  ------------------------------------------
                  subsidiary, of which approximately 64% is owned by Equity Intermediary and the balance by the public.
                       RGA Sudamerica S.A.:  Chilean subsidiary,
                       -------------------
                       of which all but one share is owned by RGA
                       and one share is owned by RGA Reinsurance
                       Company, existing to hold Chilean
                       reinsurance operations.
                            BHIF America Sequros de Vida S.A.:
                            ---------------------------------
                            Chilean subsidiary, of which 50% is
                            owned by RGA Sudamerica S.A. and 50%
                            is owned by Chilean interests,
                            engaged in business as a
                            life/annuity insurer.
                            RGA Reinsurance Company Chile S.A.:
                            ----------------------------------
                            100% owned by RGA, engaged in
                            business of reinsuring life and
                            annuity business of BHIF America.

                       General American Argentina Sequros de Vida
                       ------------------------------------------
                       S.A.:  Argentinean subsidiary 100% owned
                       ----
                       by RGA, engaged in business as a life,
                       annuity, disability and survivorship
                       insurer.
                       Reinsurance Company of Missouri,
                       --------------------------------
                       Incorporated:  wholly owned subsidiary
                       ------------
                       formed for the purpose of owning RGA
                       Reinsurance Company.

                            RGA Reinsurance Company:  subsidiary
                            -----------------------
                            of Reinsurance Group of America
                            engaged in the reinsurance business.

                                 C-17
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                            Fairfield Management Group, Inc.:
                            --------------------------------
                            100% owned subsidiary.
                                 Reinsurance Partners, Inc.:
                                 --------------------------
                                 wholly-owned subsidiary of
                                 Fairfield Management Group,
                                 Inc., engaged in business as a
                                 reinsurance brokerage company.

                                 Great Rivers Reinsurance
                                 ------------------------
                                 Management, Inc.:  wholly-
                                 ----------------
                                 owned subsidiary of Fairfield
                                 Management Group, Inc., acting
                                 as a reinsurance manager.

                                 RGA (U.K.) Underwriting Agency
                                 ------------------------------
                                 Limited:  wholly-owned by
                                 -------
                                 Fairfield Management Group,
                                 Inc.

                  RGA Reinsurance Company (Barbados) Ltd.:
                  ---------------------------------------
                  subsidiary of Reinsurance Group of America,
                  Incorporated formed to engage in the exempt
                  insurance business.
                       RGA/Swiss Financial Group, L.L.C.:  40%
                       ---------------------------------
                       owned subsidiary formed to market and
                       manage financial reinsurance business to be assumed by RGA Reinsurance Company.

                  Triad Re, Ltd.:  Reinsurance Group of America,
                  --------------
                  Incorporated owns 100% of all outstanding and issued shares of the Company's preferred stock. Reinsurance Group of America, Inc. owns 66.67% of all outstanding and issued shares of the Company's common stock. Schmitt-Sussman Enterprises, Inc. owns 33.33% of all outstanding and issued shares of the Company's common stock. RGA Americas Reinsurance Company, Ltd.:
                  --------------------------------------
                  Reinsurance Group of America, Incorporated owns 100% of this company.

                  RGA International Ltd.:  a New Brunswick
                  ----------------------
                  corporation wholly-owned by Reinsurance Group of America, existing to hold Canadian reinsurance operations.

                       RGA Financial Products Limited:  50% owned
                       ------------------------------
                       by RGA International Ltd. (100 Class A
                       shares).  Consolidated Risk Management
                       Solutions Inc. owns other 50% (100 Class B shares).

                       RGA Canada Management Company, Ltd.:  a
                       -----------------------------------
                       New Brunswick corporation wholly-owned by
                       G.A. Canadian Holdings, existing to
                       accommodate Canadian investors.
                            RGA Life Reinsurance Company of
                            -------------------------------
                            Canada:  wholly-owned by RGA Canada
                            ------
                            Management Company, Ltd.
             RGA Holdings Limited:  holding company formed in the
             --------------------
             United Kingdom to own two operating companies: RGA Managing Agency Limited and RGA Capital Limited.

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                  RGA Capital Limited:  company is a corporate
                  -------------------
                  member of a Lloyd's life syndicate.
             Benefit Resource Life Insurance Company (Bermuda) Ltd.
             ------------------------------------------------------
             (fka RGA Insurance Company (Bermuda) Limited):
             ---------------------------------------------
             subsidiary formed to engage in insurance business.

             RGA Australian Holdings Pty Limited:  holding company
             -----------------------------------
             formed to own RGA Reinsurance Company of Australia
             Limited.
                  RGA Reinsurance Company of Australia Limited:
                  --------------------------------------------
                  formed to reinsure the life, health and accident business of non-affiliated Australian insurance companies.

             RGA South African Holdings (Pty) Ltd.:  100% owned by
             -------------------------------------
             Reinsurance Group of America, Incorporated formed for the purpose of holding RGA Reinsurance Company of South Africa Limited.
                  RGA Reinsurance Company of South Africa Limited:
                  -----------------------------------------------
                  100% owned by RGA South African Holdings (Pty)
                  Ltd.

             Security Equity Life Insurance Company:  wholly-owned
             --------------------------------------
             subsidiary, domiciled in New York, engaged in the business of selling life insurance and annuities. General American Holding Company: wholly-owned
             --------------------------------
             subsidiary owning non-insurance subsidiaries.

                  NaviSys Insurance Solutions, Inc. (fka Genelco
                  ----------------------------------------------
                  Incorporated):  wholly-owned, second-tier
                  -------------
                  subsidiary engaged in the sale of computer
                  software and in providing third party
                  administrative services.
                       Genelco de Mexico, S.A. de C.V.:  99%
                       -------------------------------
                       owned by NaviSys Insurance Solutions,
                       Inc., engaged in licensing of Genelco
                       software products in Latin America.
                       Genelco Software, S.A.:  99% owned by
                       ----------------------
                       NaviSys Insurance Solutions, Inc., engaged
                       in licensing of Genelco software products
                       in Spain.
                       Cova Life Administration Services Company:
                       -----------------------------------------
                       51% owned.  Provides administrative
                       services for Cova annuities. (49% owned by Cova Life Management Company.)

                  Conning Corporation:  63% owned, second-tier
                  -------------------
                  subsidiary formed to own the Conning companies (with the remainder owned by the public).
                       Conning, Inc.:  a holding company
                       -------------
                       organized under Delaware law.
                            Conning & Company:  a Connecticut
                            -----------------
                            corporation engaged in providing
                            asset management and investment
                            advisory services as well as
                            insurance research services.
                                 Conning Asset Management
                                 ------------------------
                                 Company:  a Missouri
                                 -------
                                 corporation engaged in
                                 providing investment advice.
                  Consultec, Inc.:  wholly-owned, second-tier
                  ---------------
                  subsidiary engaged in providing data processing services for government entities.


                  Red Oak Realty Company:  wholly-owned, second-
                  ----------------------
                  tier subsidiary formed for the purpose of investing in and operating real estate.

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                  GenMark Incorporated:  wholly-owned, second-tier
                  --------------------
                  subsidiary company acting as distribution
                  company.
                       Stan Mintz Associates, Inc.:  wholly-owned
                       ---------------------------
                       subsidiary purchased to maintain a
                       significant marketing presence in the
                       Madison, Wisconsin area upon the
                       retirement of General Agent Stan Mintz.
                  White Oak Royalty Company:  wholly-owned,
                  -------------------------
                  second-tier subsidiary formed to own mineral interests.


Mutual funds associated with General American Life Insurance Company:
   General American Capital Company



                                 C-20